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                                                                    Exhibit 3.39
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                                           PENNSYLVANIA DEPARTMENT OF STATE
                                                  CORPORATION BUREAU
            ______________________________________________________________________________________________




                                                                                  Certificate of Organization
                                                                              Domestic Limited Liability Company
   Entity Number                                                                      (15 Pa.C.S. ss. 8913)





                                                                                  Certificate of Organization
                                                                              Domestic Limited Liability Company
   Entity Number                                                                      (15 Pa.C.S. ss. 8913)




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                                                                               Document will be returned to
   Name                                                                        the name and address you
   -----------------------------------------------------------------           enter to the left.

   Address
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   City                        State                Zip Code
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     Fee:  $100
     ----------                                       Filed in the Department of State on ______________________



                                                            ___________________________________________________
                                                                       Secretary of the Commonwealth
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         In compliance with the requirements of 15 Pa.C.S. ss. 8913 (relating to certificate of organization), the undersigned, desiring to organize a limited liability company, hereby certifies that:

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1. The name of the limited liability company (designator required, i.e., "company", "limited" or "limited liability company" or abbreviation:

_______________________________________________________________________________________________________________________


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2. The (a) address of the limited liability company's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

    (a) Number and Street                           City           State          Zip          County

    (b)  Name of Commercial Registered Office Provider                                         County

c/o:___________________________________________________________________________________________________________________

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3. The name and address, including street and number, if any, of each organizer (all organizers must sign on page 2):

        Name                                                                  Address



_______________________________________________________________________________________________________________________

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4.  Strike out if inapplicable term
    A member's interest in the company is to be evidenced by a certificate of membership interest

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5.  Strike out if inapplicable:
    Management of the company is vested in a manager or managers.

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6.  The specified effective date, if any:  ______________________________________.
                                            month    day    year    hour, if any

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7.  Strike out if inapplicable:  The company is a restricted professional company organized to render the following restricted professional service(s):





____________________________________________________________________________________________________

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8.  For additional provisions of the certificate, if any, attach an 8 1/2 x 11 sheet.

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                                                             IN TESTIMONY WHEREOF, the organizer(s) has (have)
                                                             signed this Certificate of Organization this

                                                             ____________ day of __________________________, ________



                                                             ________________________________________________________
                                                                                    Signature


                                                             ________________________________________________________
                                                                                    Signature


                                                             ________________________________________________________
                                                                                    Signature


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